                                                                    EXHIBIT 10.9


                             U.S. HOME CORPORATION

                              AMENDED AND RESTATED
                       1993 EMPLOYEES' STOCK OPTION PLAN

                 1.       PURPOSES.

                 The U.S. Home Corporation Amended and Restated 1993 Employees' Stock Option Plan (the "Stock Option Plan") is intended to provide an incentive to key employees of the Company and its subsidiaries and divisions in order to encourage them to remain in the employ of the Company and contribute to the Company's success by granting them stock options.

                 2.       ADMINISTRATION.

                 (a) The Board of Directors of the Company (the "Board") will (i) administer the Stock Option Plan, (ii) establish, subject to the provisions of the Stock Option Plan, such rules and regulations as it may deem appropriate for the proper administration of the Stock Option Plan and (iii) make such determinations under, and such interpretations of, and take such steps in connection with, the Stock Option Plan or the options issued thereunder as it may deem necessary or advisable.

                 (b) The Board may from time to time appoint a Committee (the "Committee") which will be comprised of at least three members of the Board, all of whom are to be non-employee directors (as defined herein), and may delegate to the Committee full power and authority to take any and all action required or permitted to be taken by the Board under the Stock Option Plan, whether or not the power and the authority of the Committee is hereinafter fully set forth. The members of the Committee may be appointed from time to time by the Board and serve at the pleasure of the Board. The Board or the Committee, as applicable, will hereinafter be referred to as the "Administrator."

                 (c) For the purposes of this Section 2, a "non-employee director" is a director who, on a given date, is a non-employee director within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                 3.       STOCK.

                 The stock (the "Stock") to be made the subject of an option under the Stock Option Plan will be the shares of common stock of the Company, $.01 par value per share, authorized to be issued on and after the Effective Date (as defined herein), whether authorized and unissued or treasury stock. The total amount of Stock for which options may be granted under the Stock Option Plan will not exceed, in the aggregate, 500,000 shares (of which no more than 200,000 shares of Stock may be the subject of options granted on or prior to June 21, 1993

(the "Effective Date")), subject to adjustment in accordance with the provisions of Section 11 hereof. Any shares of Stock which were the subject of unexercised portions of any terminated or expired options may again be subject to options under the Stock Option Plan.

                 4.       AWARD OF OPTIONS.

                 (a) Subject to the effectiveness of this Stock Option Plan on the Effective Date, the Board may award options to those Officers (as defined herein) selected by the Board in the amounts determined by the Board. Such options will be exercisable in accordance with the terms hereof.

                 (b) The Administrator may, at any time prior to the expiration of 10 years from the date on which the Stock Option Plan is adopted, authorize the granting of options to such members of that class of its key employees consisting of the officers and managerial or supervisory personnel, who are salaried employees of the Company and of its subsidiaries or divisions (the "Officers"), as it may select, and in such amounts and in such installments as it will designate, subject to the provisions of this Section and Section 3 hereof. The Administrator, in its sole discretion, will designate such options as (i) "Incentive Stock Options" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "IRC"), (ii) other stock options subject to the terms and conditions set forth herein ("Nonqualified Stock Options") or (iii) any combination of Incentive Stock Options and Nonqualified Stock Options. In the event that any portion of an option cannot be exercised as an Incentive Stock Option by reason of the limitation contained in Section 422(d) of the IRC, such portion will be treated as a Nonqualified Stock Option. Prior to the Effective Date, no options were outstanding. Upon the Effective Date, the Company will issue 200,000 options in accordance with the first amended consolidated plan of reorganization of the Company.

                 (c) No person will be eligible to receive or hold an Incentive Stock Option under the Stock Option Plan if, immediately after such option is granted, such person owns (within the meaning of Section 422 of the IRC) stock possessing more than 10 percent of the total combined voting power or value of all classes of capital stock of the Company.

                 (d) All Incentive Stock Options will be evidenced by a written agreement in substantially the form of Exhibit A annexed hereto, and all Nonqualified Stock Options will be evidenced by a written agreement in substantially the form of Exhibit B annexed hereto (each an "Option Agreement").

                 5.       PRICE.

                 (a) The exercise price of an Incentive Stock Option and/or a Nonqualified Stock Option will be the closing price of the Stock on the New York Stock Exchange on the day that is granted if a sale is executed on such Exchange on that day, and if there was no such sale,


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
the price will be the closing price of the Stock on the last preceding day on which a sale was executed.

                 (b) The closing price of the Stock, as of any particular day, will be as reported in The Wall Street Journal; provided, however, that if the Stock is not listed on the New York Stock Exchange on the date the particular option is granted, the option price will be not less than the fair market value of the shares of Stock covered by the option at the time that the option is granted, as determined by the Administrator based on such empirical evidence as it deems to be necessary under the circumstances.

                 6.       TERM.

                 Subject to Sections 8 and 9 hereof, an option may be exercised by the holder thereof (a "Holder") at such times and in such installments, if any, as may be specified in such Holder's Option Agreement, which will provide that no option will be exercised in any amount later than 10 years from the date such option was granted.

                 7.       TRANSFERABILITY.

                 No option will be transferable by a Holder other than by will or the laws of descent and distribution. During the lifetime of a Holder, the option will be exercisable only by such Holder. An Officer who acquires Stock hereunder will only transfer such Stock in compliance with applicable federal and state securities laws. Officers who are affiliates of the Company may generally dispose of their shares in accordance with Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act").

                 8.       TERMINATION OF EMPLOYMENT.

                 If, on or after the date an option is granted under the Stock Option Plan, (i) (A) a Holder's employment with the Company or a subsidiary or division thereof is terminated by the Company for any reason other than (x) for Cause (as defined in the applicable Option Agreement), or (y) death or disability (within the meaning of Section 22(e)(3) of the IRC), (B) the Holder retires in accordance with the Company's normal retirement policy or with the consent of the Board, or (C) such Holder's employment with the Company is Constructively Terminated (as defined in the applicable Option Agreement), the Holder will have the right, not later than the earlier of (a) three months after such termination or retirement or (b) the termination date of the option, to exercise the option, to the extent the right to exercise such option will have accrued at the date of such termination of employment or retirement, except to the extent that such option theretofore will have been exercised, or
(ii) a Holder's employment with the Company or a subsidiary or division thereof is terminated (A) by the Company for Cause, or (B) by the Holder for any reason other than due to (x) such Holder being Constructively Terminated, (y) such Holder's retirement in accordance with the Company's




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
normal retirement policy or with the consent of the Board or (z) such Holder's death or disability, the right to exercise the option will thereupon terminate.

                 9.       DEATH OR DISABILITY.

                 (a) Except as provided in paragraph (b) of this Section 10, if a Holder's employment with the Company is terminated because of disability (within the meaning of Section 22(e)(3) of the IRC), the disabled Holder will have the right, no later than the earlier of (i) one year after such termination or (ii) the termination date of the option, to exercise the option, to the extent the right to exercise such option will have accrued at the date of such termination of employment, except to the extent that such option theretofore has been exercised.

                 (b) If a Holder dies while in the employ of the Company or within three months after termination of employment with the Company because of disability, such Holder's personal representative or the person or persons to whom the option will have been transferred by will or by the laws of descent and distribution will have the right, not later than the earlier of (i) one year from the date of such Holder's death or (ii) the termination date of the option, to exercise such option, to the extent the right to exercise such option shall have accrued at the date of death or disability, except to the extent such option theretofore will have been exercised.

                 10.      PAYMENT FOR STOCK.

                 (a) The purchase price of Stock issued upon exercise of options granted hereunder will be paid in full on the date of purchase. Payment will be made either in cash or such other consideration as the Administrator deems appropriate, including, without limitation, Stock already owned by the Holder or Stock to be acquired by the Holder upon exercise of the option having a total fair market value, as determined by the Administrator, equal to the purchase price, or a combination of cash and Stock having a total fair market value, as so determined, equal to the purchase price.

                 (b) The Company may make loans to such Holders as the Administrator, in its discretion, may determine in connection with the exercise of options granted under the Stock Option Plan, provided, however, that the Administrator will have no discretion to authorize the making of any loan where the possession of such discretion or the making of such loan would result in a "modification" (as defined in Section 425 of the IRC) of any Incentive Stock Option. Such loans will be subject to the following terms and conditions and such other terms and conditions as the Administrator will determine not inconsistent with the Stock Option Plan. Such loans will bear interest at such rates as the Administrator will determine from time to time, which rates may be below then current market rates (except in the case of Incentive Stock Options). In no event may any such loan exceed the fair market value, at the date of exercise, of the shares covered by the option, or portion thereof, exercised by the Holder. No loan will have an initial term exceeding five years, but any such loan may be renewable at the discretion of the




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Administrator.  When a loan is made, the Holder will pledge to the Company shares of Stock having a fair market value at least equal to the principal amount of the loan. Every loan will comply with all applicable laws, regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction over the Company.

                 (c) Stock will not be issued upon the exercise of options unless and until the aggregate amount of federal, state or local taxes of any kind required by law to be withheld with respect to the exercise of such options have been paid or satisfied or provision for their payment and satisfaction has been made upon such terms as the Administrator may prescribe, including, without limitation, payment of any such taxes by exchanging shares of Stock previously owned by the Holder or acquired upon the exercise of an option.

                 11.      STOCK ADJUSTMENTS.

                 (a) The total amount of Stock for which options may be granted under the Stock Option Plan and option terms (both as to the number of shares of Stock and the price of the option) will be appropriately adjusted for any increase or decrease in the number of outstanding shares of Stock resulting from payment of a stock dividend on the Stock, a subdivision or combination of the Stock, or a reclassification of the Stock, and (in accordance with the provisions contained in the following paragraph) in the event of a consolidation or a merger in which the Company will be the surviving corporation.

                 (b) After any merger of one or more corporations into the Company in which the Company will be the surviving corporation, or after any consolidation of the Company and one or more other corporations, each Holder will, at no additional cost, be entitled, upon any exercise of his option, to receive, in lieu of the number of shares of Stock as to which such option will then be so exercised, the number and class of shares of stock or other securities to which such Holder would have been entitled pursuant to the terms of the applicable agreement of merger or consolidation if at the time of such merger or consolidation such Holder had been a Holder of record of a number of shares of Stock equal to the number of shares for which such option may then be so exercised. Comparable rights will accrue to each Holder in the event of successive mergers or consolidations of the character described above.

                 (c) In the event of any sale of all or substantially all of the assets of the Company, or any merger of the Company into another corporation, or any dissolution or liquidation of the Company or, in the discretion of the Board, any consolidation or other reorganization in which it is impossible or impracticable to continue in effect any options, all options granted under the Stock Option Plan and not previously exercised will become exercisable by Holders who are at such time in the employ of the Company or any of its subsidiaries or divisions, commencing 10 days before the scheduled closing of such event, and will terminate unless exercised at least one business day before the scheduled closing of such event; provided, that any such exercise will be conditioned on the closing of such transaction;




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and provided further, that the Board may, in its discretion, require instead that all options granted under the Stock Option Plan and not previously exercised will be assumed by such other corporation on the basis provided in the preceding paragraph.

                 (d) The adjustments described in this Section 11 and the manner of application of the foregoing provisions will be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an option.

                 12.      RIGHTS AS A STOCKHOLDER.

                 A Holder or a transferee of an option will have no rights as a stockholder with respect to any share of Stock covered by such Holder's option until such Holder has become the Holder of record of such share of Stock, and, except for stock dividends as provided in Section 11 hereof, no adjustment will be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights in respect of such share for which the record date is prior to the date on which he will become the holder of record thereof.

                 13.      AMENDMENT AND TERMINATION.

                 The Board may at any time terminate, amend or modify the Stock Option Plan in any respect it deems suitable; provided, however, that no such action of the Board, without the approval of the stockholders of the Company, may (i) increase the benefits accruing to employees eligible to receive options under the Stock Option Plan, (ii) increase the total amount of Stock for which options may be granted under the Stock Option Plan or (iii) change the class of employees eligible to receive options; provided, further, that no amendment, modification or termination of the Stock Option Plan may (A) in any manner affect any option theretofore granted under the Stock Option Plan without the consent of the then Holder or (B) modify the allocation of options to the persons designated by the Board.

                 14.      INVESTMENT PURPOSE.

                 At the time of exercise of any option, the Company may, if it will deem it necessary or desirable for any reason, require the Holder to (i) represent in writing to the Company that it is such Holder's then intention to acquire the Stock for investment and not with a view to the distribution thereof or (ii) postpone the date of exercise until such time as the Company has available for delivery to the Holder a prospectus meeting the requirements of all applicable securities laws.




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                 15.      RIGHT TO TERMINATE EMPLOYMENT.

                 Nothing contained herein or in any Option Agreement will restrict the right of the Company to terminate the employment of any Holder at any time, with or without Cause.

                 16.      FINALITY OF DETERMINATIONS.

                 Each determination, interpretation, or other action made or taken pursuant to the provisions of the Stock Option Plan by the Administrator will be final and be binding and conclusive for all purposes.

                 17.      INDEMNIFICATION OF DIRECTORS.

                 Each director of the Company will be indemnified by the Company against all costs and expenses reasonably incurred by such director in connection with any action, suit or proceeding to which he or she or any of the other directors may be a party by reason of any action taken or failure to act under or in connection with the Stock Option Plan, or any option granted thereunder, and against all amounts paid by the other directors in settlement thereof (provided such settlement will be approved by independent legal counsel) or paid by the other directors in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith. Upon the institution of any such action, suit or proceeding, a director of the Company will notify the Company in writing, giving the Company an opportunity, at its own expense, to handle and defend the same before such director undertakes to handle it on his or her own behalf.

                 18.      FEDERAL INCOME TAX CONSEQUENCES.

                 Under the present provisions of the IRC, the Federal income tax consequences of participating in the Stock Option Plan may be summarized as follows. This summary is of general application only and its application to any individual will depend on that individual's circumstances. The summary does not address the affect of state and local income tax laws. The Stock Option Plan is not subject to the provisions of Section 401(a) of the IRC or the Employee Retirement Income Security Act of 1974, as amended.

                 Non-qualified Stock Options.

                 The recipient of a Nonqualified Stock Option will not recognize income upon the grant of the Nonqualified Stock Option, but, upon exercise, generally will recognize ordinary income in an amount equal to the difference between the fair market value of the shares acquired on the exercise date and the option price. The Company generally will be entitled to a tax deduction at the same time and in the same amount as the income recognized.




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                 If a Nonqualified Stock Option is exercised within six months of the date of grant and the holder thereof is restricted from selling the shares acquired upon exercise because of the restrictions of Section 16(b) of the Exchange Act, unless the holder elects under Section 83(b) of the IRC to be taxed immediately, he or she will recognize ordinary income (and the Company will be entitled to a deduction) at the end of the six-month holding period imposed by Section 16(b) in an amount equal to the difference between the fair market value of the shares at that time and the option price.

                 If the recipient pays the option price entirely in cash for tax purposes, his or her basis in the shares received will be equal to their fair market value on the exercise date (or the date on which the Section 16(b) period expires, if applicable), and the holding period for tax purposes will begin on the day following the exercise date.

                 Incentive Stock Options.

                 The recipient of an Incentive Stock Option will not be required to recognize income upon either the grant or, if certain holding period requirements are met, exercise of the Incentive Stock Option. If the Incentive Stock Option is exercised during employment or within three months after termination of employment (12 months in the case of permanent and total disability) and the shares received on exercise are not disposed of until after the later of (i) one year from the date of transfer of the shares to the recipient, or (ii) two years from the date of grant of the Incentive Stock Option, the recipient must then recognize taxable income in an amount equal to the difference between the amount realized and the option price. If the amount realized is less than the option price, the loss will be a long-term capital loss. The Company will not receive a Federal income tax deduction in connection with either the grant or exercise of the option.

                 If the shares are disposed of before the holding period described above, the recipient generally must recognize ordinary income in the year of disposition equal to the difference between the fair market value of the shares received or the amount realized on the disposition (if the shares are disposed of in a transaction on which loss would be recognized if sustained) on the date of exercise and the option price. The Company would then receive a Federal income tax deduction in an amount equal to any ordinary income so recognized.

                 19.      SUBSIDIARY AND PARENT CORPORATIONS.

                 Unless the context requires otherwise, references under the Stock Option Plan to the Company will be deemed to include any subsidiary corporations and parent corporations of the Company, as those terms are defined in Section 425 of the IRC.




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

                 20.      GOVERNING LAW.

                 The Stock Option Plan will be governed by the laws of the State of Delaware.

                 21.      EFFECTIVE DATE.

                 The Stock Option Plan will become effective upon the Effective Date; however, options may be granted on or prior to such date but will not be exercisable until the Effective Date in accordance with the terms hereof.

                 22.      OVERRIDE.

                 With respect to persons subject to Section 16 of the Exchange Act, transactions under the Stock Option Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Stock Option Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.




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                                                                       EXHIBIT A

                             U.S. HOME CORPORATION
                              AMENDED AND RESTATED
                       1993 EMPLOYEES' STOCK OPTION PLAN

                        INCENTIVE STOCK OPTION AGREEMENT


                 OPTION AGREEMENT, dated as of ______________ __, 199_ between U.S. HOME CORPORATION, a Delaware corporation (the "Company"), and _______________________ (the "Holder").

                 1.       PURPOSE.

                 The purpose of this Incentive Option Agreement (this "Agreement") is to set forth the terms and conditions of the incentive stock option granted to the Holder under the U.S. Home Corporation Amended and Restated 1993 Employees' Stock Option Plan (the "Stock Option Plan"). The terms and conditions (including defined terms) of the Stock Option Plan are expressly incorporated herein and made a part hereof with the same force and effect as if fully set forth herein. The acceptance by the Holder of the Option (as hereinafter defined) granted hereby will constitute acceptance of and agreement with all of the terms and conditions contained in this Agreement and the Stock Option Plan.

                 2.       GRANT OF OPTION.

                 The Company hereby grants to the Holder an option (the "Option") to purchase all or any part of an aggregate of _______ shares of the Company's common stock, $.01 par value per share (the "Stock"), at a price of $______* per share (the "Exercise Price"), subject to adjustment as herein provided. Such Option is intended to qualify as an "Incentive Stock Option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "IRC"); provided, however, that to the extent that any portion of this Option cannot be exercised as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422(d) of the IRC, such portion will be treated as a nonqualified stock option.

                 3.       TERM OF OPTION.

                 (a) Subject to Sections 4 and 5 hereof, the Option shall be exercisable in the following cumulative installments and maximum amounts:





__________________________________

*        To be determined pursuant to Section 5 of the Stock Option Plan.

         Number of
         Shares                   Period Exercisable
         ---------        ---------------------------
         1/3rd            commencing one (1) year from the date hereof;
         2/3rds           commencing two (2) years from the date hereof, less any portion of the Option previously exercised, until expiration of the Option; and
         All              commencing three (3) years from the date hereof, less any portion of the Option previously exercised, until expiration of the Option.

                 (b) The Option will expire on the date 10 years from the date hereof. Any exercise will be accompanied by a written notice to the Company in substantially the form attached hereto as Schedule 1.

                 4.       TERMINATION OF EMPLOYMENT.

                 (a) If, on or after the date an Option is granted under the Stock Option Plan, (i)(A) a Holder's employment with the Company or a subsidiary or division thereof is terminated by the Company for any reason other than (x) for Cause (as herein defined), or (y) death or disability (within the meaning of Section 22(e)(3) of the IRC), (B) the Holder retires in accordance with the Company's normal retirement policy or with the consent of the board of directors of the Company (the "Board"), or (C) such Holder's employment with the Company is Constructively Terminated (as defined herein), the Holder will have the right, not later than the earlier of (a) three months after such termination or retirement or (b) the termination date of the option to exercise the Option, to the extent the right to exercise such Option will have accrued at the date of such termination of employment or retirement, except to the extent that such Option theretofore will have been exercised, or
(ii) a Holder's employment with the Company or a subsidiary or division thereof is terminated (A) by the Company for Cause or (B) by the Holder for any reason other than due to (x) such Holder being Constructively Terminated, (y) such Holder's retirement in accordance with the Company's normal retirement policy or with the consent of the Board, or (z) such Holder's death or disability, the right to exercise the Option will thereupon terminate.

                 (b) For purposes of this Agreement, the term "Cause" means (i) the Holder's continuing willful failure to perform his duties with respect to the Company (other than as a result of total or partial incapacity due to physical or mental illness), (ii) gross negligence or malfeasance by the Holder in the performance of his duties with respect to the Company, (iii) an act or acts on the Holder's part constituting a felony under the laws of the United States or any state thereof which results or was intended to result directly or indirectly in gain or personal enrichment by the Holder at the expense of the Company or (iv) any other circumstances set forth in an employment agreement between the Company and the Holder which would constitute grounds for the Company to terminate the employment of the Holder for Cause.

                 (c) For purposes of this Agreement, the term "Constructively Terminated" means (i) a reduction in an amount equal to or greater than 15 percent of a Holder's base salary,





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
(ii) a material reduction in a Holder's job function, duties or responsibilities or (iii) a required relocation of a Holder of more than 50 miles from such Holder's current job location; provided, however, that the employment with the Company or its subsidiaries or divisions of a President of Operations will not be deemed to be Constructively Terminated in the event he or she is required to be a Division Chairman or Division President with the Company or its subsidiaries or divisions and has job functions, duties or responsibilities of a Division Chairman or Division President and/or is required to relocate in connection with such change in position; provided, further, that the employment with the Company or its subsidiaries or divisions of a Division Chairman or Division President will not be deemed to be Constructively Terminated in the event he or she is required to be a Division Chairman or Division President of a division other than the division he or she is currently employed by and has job functions, duties or responsibilities of a Division Chairman or Division President and/or is required to relocate in connection with such change in position; provided, further, that the employment of any person will not be deemed Constructively Terminated unless such person actually terminates his or her employment with the Company within 60 days after the occurrence of an event specified in clauses (i), (ii) or (iii) above.

                 5.       DEATH OR DISABILITY.

                 (a) Except as provided in paragraph (b) of this Section 5, if the Holder's employment with the Company or any subsidiary or division thereof is terminated because of his or her disability (within the meaning of Section 22(e)(3) of the IRC), the disabled Holder will have the right, not later than the earlier of (i) one year after such termination or (ii) the date 10 years from the date hereof, to exercise the Option, to the extent the right to exercise the Option will have accrued hereunder at the date of such termination of employment, except to the extent the Option theretofore will have been exercised.

                 (b) If the Holder dies while in the employ of the Company or any Subsidiary or division thereof or within three months after termination of his employment with the Company or any Subsidiary or division thereof because of his disability, his personal representative or the person or persons to whom the Option will have been transferred by will or by the laws of descent and distribution will have the right, not later than the earlier of (i) one year from the date of the Holder's death or (ii) the date 10 years from the date hereof, to exercise the Option, to the extent the right to exercise the Option will have accrued at the date of death or disability, except to the extent the Option theretofore will have been exercised.

                 6.       TRANSFERABILITY.

                 The Option will not be transferable by the Holder other than by will or the laws of descent and distribution. During the lifetime of the Holder, the Option will be exercisable only by such Holder. A Holder who acquires Stock hereunder will only transfer such Stock in compliance with applicable federal and state securities laws. Holders who are affiliates of the Company may generally dispose of their shares in accordance with Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act").

                 7.       PAYMENT OF EXERCISE PRICE.

                 Payment for shares of Stock issued upon exercise of the Option will be paid in full on the date of purchase. Payment will be made either in cash or in such other consideration as the Administrator (as defined in the Stock Option Plan) deems appropriate. Notwithstanding the foregoing, shares of Stock will not be issued upon exercise of the Option unless and until the aggregate amount of federal, state and local taxes of any kind required to be withheld with respect to such exercise have been paid or satisfied or provision for their payment and satisfaction has been made upon such terms as the Administrator may prescribe.

                 8.       ADJUSTMENT TO OPTION.

                 The number of shares of Stock subject to the Option and the Exercise Price will be adjusted, as necessary, in accordance with the provisions of Section 11 of the Stock Option Plan.

                 9.       NO RIGHTS AS STOCKHOLDER.

                 The Holder will have no rights as a stockholder with respect to any Stock covered by the Option until such person has become the holder of record of such Stock, and, except for stock dividends as provided in Section 11 of the Stock Option Plan, no adjustment will be made for dividends (ordinary or extra-ordinary, whether in cash, securities or other property) or distributions or other rights in respect of such Stock for which the record date is prior to the date on which he or she will become the holder of record thereof.

                 10.      NO RIGHT TO CONTINUED EMPLOYMENT.

                 Nothing contained herein will restrict any right of the Company to terminate the employment of the Holder at any time, with or without Cause.

                 11.      REPRESENTATIONS.

                 At the time of any exercise of the Option, the Company may, if it will deem it necessary or desirable for any reason, require the Holder (i) to represent in writing to the Company that it is his then intention to acquire the Stock for investment and not with a view to the distribution thereof or
(ii) to postpone the date of exercise until such time as the Company has available for delivery to the Holder a prospectus meeting the requirements of all applicable federal or state securities laws.

                 12.      GOVERNING LAW.

                 This Agreement will be governed by the laws of the State of Delaware.

                 IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                        U.S. HOME CORPORATION


                                        By:_________________________
                                           Name:
                                           Title:


                                        Holder


                                        ____________________________
                                                 Signature

                                        Name:  ______________________


                                        Address: ____________________

                                                 ____________________

                                                                      SCHEDULE 1
U.S. Home Corporation
1800 West Loop South
Houston, Texas  77252

Attention:  Secretary

                 Re:      Notice of Exercise of Incentive Stock Option

Dear Sir:

                 I am the holder of the below-described incentive stock option granted under the U.S. Home Corporation (the "Company") Amended and Restated 1993 Employees' Stock Option Plan:

                            Number of Shares                  Exercise Price
Date of Option              Subject to Option                 Per Share
--------------              -----------------                 ---------------


                 I hereby exercise my option to purchase ______ shares of the common stock, $.01 par value per share, of the Company, reserving my right to purchase any remaining shares subject to the option in accordance with its terms.

Dated:  ____________ __, 199_

                                        Very truly yours,

                                        _________________________________
                                                  Signature

                                        Name: ___________________________

                                        Address:_________________________

                                                _________________________

                                                                       EXHIBIT B


                             U.S. HOME CORPORATION
                              AMENDED AND RESTATED
                       1993 EMPLOYEES' STOCK OPTION PLAN

                      NONQUALIFIED STOCK OPTION AGREEMENT


                 OPTION AGREEMENT, dated as of ______________ __, 199_ between U.S. HOME CORPORATION, a Delaware corporation (the "Company"), and _______________________ (the "Holder").

                 1.       PURPOSE.

                 The purpose of this Nonqualified Stock Option Agreement (this "Agreement") is to set forth the terms and conditions of the stock option granted to the Holder under the U.S. Home Corporation Amended and Restated 1993 Employees' Stock Option Plan (the "Stock Option Plan"). The terms and conditions (including defined terms) of the Stock Option Plan are expressly incorporated herein and made a part of hereof with the same force and effect as if fully set forth herein. The acceptance by the Holder of the Option (as hereinafter defined) granted hereby will constitute acceptance of and agreement with all of the terms and conditions contained in this Agreement and the Stock Option Plan.

                 2.       GRANT OF OPTION.

                 The Company hereby grants to the Holder an option (the "Option") to purchase all or any part of an aggregate of _______ shares of the Company's common stock, $.01 par value per share (the "Stock"), at a price of $______* per share (the "Exercise Price"), subject to adjustment as herein provided. Such Option is not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "IRC").

                 3.       TERM OF OPTION.

                 The Option will expire on the date 10 years from the date hereof. Any exercise will be accompanied by a written notice to the Company in substantially the form attached hereto as Schedule 1.





__________________________________

*        To be determined pursuant to Section 5 of the Stock Option Plan.

                 4.       TERMINATION OF EMPLOYMENT.

                 (a) If, on or after the date an Option is granted under the Stock Option Plan, (i) (A) a Holder's employment with the Company or a subsidiary or a division thereof is terminated by the Company for any reason other than (x) for Cause (as herein defined), or (y) death or disability (within the meaning of Section 22(e)(3) of the IRC), (B) the Holder retires in accordance with the Company's normal retirement policy or with the consent of the board of directors of the Company (the "Board"), or (C) such Holder's employment with the Company is Constructively Terminated (as defined herein), the Holder will have the right, not later than the earlier of (a) three months after such termination or retirement or (b) the termination date of the Option, to exercise the Option, to the extent the right to exercise the Option will have accrued hereunder at the date of such termination of employment or retirement, except to the extent that the Option theretofore will have been exercised or (ii) a Holder's employment with the Company or a subsidiary or division thereof is terminated (A) by the Company for Cause or (B) by the Holder for any reason other than due to (x) such Holder being Constructively Terminated, (y) such Holder's retirement in accordance with the Company's normal retirement policy or with the consent of the Board, (z) such Holder's death or disability, the right to exercise the Option will thereupon terminate.

                 (b) For purposes of this Agreement, the term "Cause" will mean (i) the Holder's continuing willful failure to perform his duties with respect to the Company (other than as a result of total or partial incapacity due to physical or mental illness), (ii) gross negligence or malfeasance by the Holder in the performance of his duties with respect to the Company, (iii) an act or acts on the Holder's part constituting a felony under the laws of the United States or any state thereof which results or was intended to result directly or indirectly in gain or personal enrichment by the Holder at the expense of the Company or (iv) any other circumstances set forth in an employment agreement between the Company and the Holder which would constitute grounds for the Company to terminate the employment of the Holder for Cause.

                 (c) For purposes of this Agreement, the term "Constructively Terminated" means (i) a reduction in an amount equal to or greater than 15 percent of a Holder's base salary, (ii) a material reduction in a Holder's job function, duties or responsibilities or (iii) a required relocation of a Holder of more than 50 miles from such Holder's current job location; provided, however, that the employment with the Company or its subsidiaries or divisions of a President of Operations will not be deemed to be Constructively Terminated in the event he or she is required to be a Division Chairman or Division President with the Company or its subsidiaries or divisions and has job functions, duties or responsibilities of a Division Chairman or Division President and/or is required to relocate in connection with such change in position; provided, further, that the employment with the Company or its subsidiaries or divisions of a Division Chairman or Division President will not be deemed to be Constructively Terminated in the event he or she is required to be a Division Chairman or Division President of a division other than the division he or she is currently employed by and has job functions, duties or responsibilities of a Division Chairman or Division President and/or is required to relocate in connection with such change in position; provided, further, that the employment of any person will not be deemed Constructively Terminated unless such person actually terminates his or her employment with the Company within 60 days after the occurrence of an event specified in clauses (i), (ii) or (iii) above.

                 5.       DEATH OR DISABILITY.

                 (a) Except as provided in paragraph (b) of this Section 5, if the Holder's employment with the Company or any subsidiary or division thereof is terminated because of his or her disability (within the meaning of Section 22(e)(3) of the IRC), the disabled Holder will have the right, not later than the earlier of (i) one year after such termination or (ii) the date 10 years from the date hereof, to exercise the Option, to the extent the right to exercise the Option will have accrued hereunder at the date of such termination of employment, except to the extent the Option theretofore will have been exercised.

                 (b) If the Holder dies while in the employ of the Company or any subsidiary or division thereof or within three months after termination of his employment with the Company or any subsidiary or division thereof because of his disability, his or her personal representative or the person or persons to whom the Option will have been transferred by will or by the laws of descent and distribution will have the right, not later than the earlier of (i) one year from the date of the Holder's death or (ii) the date 10 years from the date hereof, to exercise the Option, to the extent the right to exercise the Option will have accrued at the date of death or disability, except to the extent the Option theretofore will have been exercised.

                 6.       TRANSFERABILITY.

                 The Option will not be transferable by the Holder other than by will or the laws of descent and distribution. During the lifetime of the Holder, the Option will be exercisable only by such Holder. A Holder who acquires Stock hereunder will only transfer such Stock in compliance with applicable federal and state securities laws. Holders who are affiliates of the Company may generally dispose of their shares in accordance with Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act").

                 7.       PAYMENT OF EXERCISE PRICE.

                 Payment for shares of Stock issued upon exercise of the Option will be paid in full on the date of purchase. Payment will be made either in cash or in such other consideration as the Administrator (as defined in the Stock Option Plan) deems appropriate. Notwithstanding the foregoing, shares of Stock will not be issued upon exercise of the Option unless and until the aggregate amount of federal, state and local taxes of any kind required to be withheld with respect to such exercise have been paid or satisfied or provision for their payment and satisfaction has been made upon such terms as the Administrator may prescribe.

                 8.       ADJUSTMENT TO OPTION.

                 The number of shares of Stock subject to the Option and the Exercise Price will be adjusted, as necessary, in accordance with the provisions of Section 11 of the Stock Option Plan.

                 9.       NO RIGHTS AS STOCKHOLDER.

                 The Holder will have no rights as a stockholder with respect to any Stock covered by the Option until such person has become the holder of record of such Stock, and, except for stock dividends as provided in Section 11 of the Stock Option Plan, no adjustment will be made for dividends (ordinary or extra-ordinary, whether in cash, securities or other property) or distributions or other rights in respect of such Stock for which the record date is prior to the date on which he or she will become the holder of record thereof.

                 10.      NO RIGHT TO CONTINUED EMPLOYMENT.

                 Nothing contained herein will restrict any right of the Company to terminate the employment of the Holder at any time, with or without Cause.

                 11.      REPRESENTATIONS.

                 At the time of any exercise of the Option, the Company may, if it will deem it necessary or desirable for any reason, require the Holder (i) to represent in writing to the Company that it is his then intention to acquire the Stock for investment and not with a view to the distribution thereof or
(ii) to postpone the date of exercise until such time as the Company has available for delivery to the Holder a prospectus meeting the requirements of all applicable federal or state securities laws.

                 12.      GOVERNING LAW.

                 This Agreement will be governed by the laws of the State of Delaware.

                 IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


                                        U.S. HOME CORPORATION


                                        By:_________________________
                                           Name:
                                           Title:


                                        Holder


                                        ____________________________
                                                 Signature

                                        Name: ______________________


                                        Address:____________________

                                                ____________________

                                                                      SCHEDULE 1


U.S. Home Corporation
1800 West Loop South
Houston, Texas  77252

Attention:  Secretary

                 Re:      Notice of Exercise of Nonqualified Stock Option

Dear Sir:

                 I am the holder of the below-described nonqualified stock option granted under the U.S. Home Corporation (the "Company") Amended and Restated 1993 Employees' Stock Option Plan:

                              Number of Shares           Exercise Price
Date of Option                Subject to Option          Per Share
--------------                -----------------          ---------------


                 I hereby exercise my option to purchase ______ shares of the common stock, $.01 par value per share, of the Company, reserving my right to purchase any remaining shares subject to the option in accordance with its terms.

Dated:  ____________ __, 199_

                                      Very truly yours,

                                      ____________________________
                                      Signature

                                      Name: ______________________


                                      Address:____________________

                                              ____________________